Exhibit 99.1

LETTER OF TRANSMITTAL

To Tender for Exchange
12% Senior Notes due 2017
of
General Maritime Corporation

Pursuant to the Prospectus dated                        , 2010

        THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON                        , 2010 (THE “EXPIRATION DATE”) UNLESS THE EXCHANGE OFFER IS EXTENDED, IN WHICH CASE THE TERM “EXPIRATION DATE” SHALL MEAN THE LATEST TIME AND DATE TO WHICH THE EXCHANGE OFFER IS EXTENDED. TENDERS MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.

The Exchange Agent:

THE BANK OF NEW YORK MELLON

By Mail, Hand Delivery or Overnight Courier:	By Facsimile Transmission:

Bank of New York Mellon Corporation 101 Barclay Street - 7 East New York, New York 10286 Corporate Trust Operations – Reorganization Unit Attn: Ms. Diane Amoroso	(212)-298-1915 Attention: Ms. Diane Amoroso Confirm by Telephone (212)-815-2742

For Information, Call: (212)-815-2742

Delivery of this instrument to an address other than as set forth above or transmission of instructions to a facsimile number other than the one listed above will not constitute a valid delivery. The instructions set forth in this letter of transmittal should be read carefully before this letter of transmittal is completed.

The undersigned acknowledges receipt of the prospectus dated                        , 2010 (the “Prospectus”) of General Maritime Corporation, a Marshall Islands corporation (the “Company”) and this Letter of Transmittal (this “Letter of Transmittal”), which, together with the Prospectus, constitutes the Company's offer (“Exchange Offer”) to exchange up to $300,000,000 aggregate principal amount of its 12% Senior Notes due 2017 (“Series B Notes”), which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), for up to $300,000,000 aggregate principal amount of its outstanding 12% Senior Notes due 2017 (“Series A Notes”), upon the terms and subject to the conditions set forth in the Prospectus and this Letter of Transmittal.

The Company has filed a registration statement, which became effective under the Securities Act on            , 2010, to register the Series B Notes under the Securities Act.

Recipients of the Prospectus should read the requirements described in such Prospectus with respect to eligibility to participate in the Exchange Offer. Capitalized terms used but not defined herein have the meanings given to them in the Prospectus.

Series A Notes may be tendered only by book-entry transfer to the Exchange Agent's account at The Depository Trust Company (the “Depositary”). Tenders of the Series A Notes must be effected in accordance with the procedures mandated by the Depositary's Automated Tender Offer Program (“ATOP”) and the procedures set forth in the Prospectus under the caption “Exchange Offer—Procedures for Tendering.”

The undersigned hereby tenders the Series A Notes described in the box entitled “Description of Series A Notes” below pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal. The undersigned is the registered holder of all the Series A Notes covered by this Letter of Transmittal and the undersigned represents that it has received from each beneficial owner of Series A Notes (“Beneficial Owners”) a duly completed and executed form of “Instruction to Registered Holder from Beneficial Owner” accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal. Registered holder, as used herein, refers to a participant in the Depositary whose name appears on the Depositary's security position listing as the owner of the Series A Notes tendered hereby. The undersigned hereby represents and warrants that the information set forth in the box entitled “Beneficial Owner(s)” is true and correct. Any Beneficial Owner whose Series A Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender should contact such registered holder of Series A Notes promptly and instruct such registered holder of Series A Notes to tender on behalf of the Beneficial Owner.

In order to properly complete this Letter of Transmittal, a holder of Series A Notes must (i) complete the box entitled “Description of Series A Notes,” (ii) if appropriate, check and complete the boxes relating to Book-Entry Transfer, Prospectus Copies, Special Issuance Instructions and Beneficial Owner(s), (iii) sign this Letter of Transmittal by completing the box entitled “Sign Here,” and (iv) complete and sign the attached IRS Form W-9, or if applicable, the appropriate Form W-8 (which can be found at www.irs.gov). Each holder of Series A Notes should carefully read the detailed instructions below prior to completing the Letter of Transmittal. If the holder of Series A Notes wishes to tender for exchange less than all of such holder's Series A Notes, column (3) in the box entitled “Description of Series A Notes” must be completed in full. See also Instruction 5.

DESCRIPTION OF SERIES A NOTES

(1)	(2)	(3)

Name(s) and Address(es) of Registered Holder(s) of Series A Notes, Exactly as the Name of the Participant Appears on the Book-Entry Transfer Facility's Security Position Listing
(Please fill in, if blank)
	Aggregate Principal Amount	Principal Amount Tendered for Exchange (only if different amount from Column (2)) (Must be in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof)(1)

(1)
Column (3) need not be completed by holders of Series A Notes who wish to tender for exchange the principal amount of Series A Notes listed in column (2). Completion of column (3) will indicate that the holder of Series A Notes wishes to tender for exchange only the principal amount of Series A Notes indicated in column (3).

☐	CHECK HERE IF SERIES A NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

Account Number:

Transaction Code Number:

BY CREDITING THE SERIES A NOTES TO THE EXCHANGE AGENT'S ACCOUNT WITH THE DEPOSITARY'S ATOP AND BY COMPLYING WITH APPLICABLE ATOP PROCEDURES WITH RESPECT TO THE EXCHANGE OFFER, THE HOLDER OF THE SERIES A NOTES ACKNOWLEDGES AND AGREES TO BE BOUND BY THE TERMS OF THIS LETTER OF TRANSMITTAL AND CONFIRMS ON BEHALF OF ITSELF AND THE BENEFICIAL OWNERS OF SUCH SERIES A NOTES ALL PROVISIONS OF THIS LETTER OF TRANSMITTAL APPLICABLE TO IT AND SUCH BENEFICIAL OWNERS AS FULLY AS IF SUCH BENEFICIAL OWNERS HAD COMPLETED THE INFORMATION REQUIRED HEREIN AND EXECUTED AND TRANSMITTED THIS LETTER OF TRANSMITTAL.

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO:

Name:

Name:

Address:

Telephone No.:

IF THE UNDERSIGNED IS NOT A BROKER-DEALER, THE UNDERSIGNED REPRESENTS THAT IT IS NOT PARTICIPATING IN, AND DOES NOT INTEND TO PARTICIPATE IN, A DISTRIBUTION OF SERIES B NOTES. IF THE UNDERSIGNED IS A BROKER-DEALER THAT WILL RECEIVE SERIES B NOTES FOR ITS OWN ACCOUNT IN EXCHANGE FOR SERIES A NOTES THAT WERE ACQUIRED AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES, IT ACKNOWLEDGES THAT IT WILL DELIVER A PROSPECTUS IN CONNECTION WITH ANY RESALE OF SUCH SERIES B NOTES; HOWEVER, BY SO ACKNOWLEDGING AND BY DELIVERING A PROSPECTUS, THE UNDERSIGNED WILL NOT BE DEEMED TO ADMIT THAT IT IS AN “UNDERWRITER” WITHIN THE MEANING OF THE SECURITIES ACT.

SPECIAL ISSUANCE INSTRUCTIONS
(SEE INSTRUCTIONS 1, 5, 6 AND 7)

To be completed ONLY if Series A Notes tendered by book-entry transfer which are not exchanged are to be returned by credit to an account maintained at the Depositary.

Credit Series A Notes not exchanged and delivered by book-entry transfer to the Depositary account set forth below:

(Account Number)

BENEFICIAL OWNER(S)

STATE OF PRINCIPAL RESIDENCE OF EACH BENEFICIAL OWNER OF SERIES A NOTES	PRINCIPAL AMOUNT OF SERIES A NOTES HELD FOR ACCOUNT OF BENEFICIAL OWNER(S)

SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Pursuant to the offer by General Maritime Corporation, a Marshall Islands corporation (the “Company”) upon the terms and subject to the conditions set forth in the prospectus dated                        , 2010 (the “Prospectus”) and this Letter of Transmittal (this “Letter of Transmittal”), which, together with the Prospectus, constitutes the Company's offer (“Exchange Offer”) to exchange up to $300,000,000 aggregate principal amount of its 12% Senior Notes due 2017 (“Series B Notes”), which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), for up to $300,000,000 aggregate principal amount of its outstanding 12% Senior Notes due 2017 (“Series A Notes”), the undersigned hereby tenders to the Company for exchange the Series A Notes indicated above.

The undersigned understands and agrees that the Company has filed a registration statement to register the Series B Notes under the Securities Act and will not accept for exchange any Series A Notes until the registration statement has become effective under the Securities Act.

By executing this Letter of Transmittal and subject to and effective upon acceptance for exchange of the Series A Notes tendered for exchange herewith, the undersigned (i) acknowledges and agrees that the Company shall have fully performed all of its obligations to conduct an “Exchange Offer” under the Registration Rights Agreement, dated as of November 12, 2009, among the Company and the Initial Purchasers (as defined therein), (ii) will have irrevocably sold, assigned and transferred to the Company all right, title and interest in, to and under all of the Series A Notes tendered for exchange hereby, and (iii) hereby appoints The Bank of New York Mellon (the “Exchange Agent”) as the true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as agent of the Company) of such holder of Series A Notes with respect to such Series A Notes, with full power of substitution, to (x) transfer ownership of such Series A Notes on the account books maintained by The Depository Trust Company (the “Depositary”) (together with all accompanying evidences of transfer and authenticity), (y) take any action necessary to transfer such Series A Notes to the Company, and (z) receive all benefits and otherwise exercise all rights and incidents of ownership with respect to such Series A Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

The undersigned hereby represents and warrants that (i) the undersigned has full power and authority to tender, exchange, assign and transfer the Series A Notes, and (ii) when such Series A Notes are accepted for exchange by the Company, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all security interests, liens, restrictions, charges, encumbrances, or other obligations relating to their sale and transfer, and not subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the tender, exchange, assignment and transfer of the Series A Notes tendered for exchange hereby.

The undersigned hereby further represents to the Company that (i) the Series B Notes to be acquired pursuant to the Exchange Offer will be received in the ordinary course of business; (ii) there is no arrangement or understanding with any person or entity to participate in the distribution of the Series B notes; (iii) if the undersigned is a broker-dealer that will receive Series B notes for the undersigned’s own account in exchange for Series A notes, it acquired those Series A notes as a result of market-making activities or other trading activities and the undersigned will deliver a prospectus, as required by law, in connection with any resale of such Series B notes; and (iv) the undersigned is not an “affiliate,” as defined in Rule 405 of the Securities Act of the Company or any subsidiary guarantor. If the undersigned is a broker-dealer that will receive Series B Notes for its own account in exchange for Series A Notes that were acquired as a result of market making or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Series B Notes received in respect of such Series A Notes pursuant to the Exchange Offer; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

The Company has agreed that, subject to the provisions of the registration rights agreement, the prospectus, as it may be amended or supplemented from time to time, may be used by a participating broker-dealer (as defined below) in connection with resales of Series B Notes received in exchange for Series A Notes, where such Series A Notes were acquired by such participating broker-dealer for its own account as a result of market-making activities or other trading activities, for a period of up to 180 days commencing on the day the exchange offer is consummated or, such shorter period during when the participating broker-dealer or such other persons are required by law to deliver such prospectus. In that regard, each broker-dealer who acquired Series A Notes for its own account as a result of market-making or other trading activities (a “participating broker-dealer”), by tendering such Series A Notes and pursuant to this letter of transmittal, agrees that, upon receipt of notice from the company of the occurrence of any event or the discovery of any fact which makes any statement contained or incorporated by reference in the prospectus untrue in any material respect or which causes the prospectus to omit to state a material fact necessary in order to make the statements contained or incorporated by reference therein, in light of the circumstances under which they were made, not misleading or of the occurrence of certain other events specified in the registration rights agreement, such participating broker-dealer will suspend the sale of Series B Notes pursuant to the prospectus until the company has amended or supplemented the prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented prospectus to the participating broker-dealer. If the company gives such notice to suspend the sale of the Series B Notes, it shall extend the 180-day period referred to above during which participating broker-dealers are entitled to use the prospectus in connection with the resale of  Series B Notes by the number of days during the period from and including the date of the giving of such notice to and including the date when participating broker-dealers shall have received copies of the supplemented or amended prospectus necessary to permit resales of the Series B Notes.

The undersigned acknowledges that, for purposes of the Exchange Offer, the Company will be deemed to have accepted for exchange, and to have exchanged, validly tendered Series A Notes, if, as and when the Company gives oral or written notice thereof to the Exchange Agent. The undersigned acknowledges that the Company's acceptance of Series A Notes validly tendered for exchange pursuant to any one of the procedures described in the section of the Prospectus entitled “Exchange Offer” and in the instructions hereto will constitute a valid, binding and enforceable agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. Tenders of Series A Notes for exchange may be withdrawn at any time prior to the Expiration Date.

Unless otherwise indicated in the box entitled “Special Issuance Instructions,” please return any Series A Notes not tendered for exchange to the undersigned. The undersigned recognizes that the Company has no obligation pursuant to the “Special Issuance Instructions” to transfer any Series A Notes if the Company does not accept for exchange any of the Series A Notes so tendered for exchange or if such transfer would not be in compliance with any transfer restrictions applicable to such Series A Notes.

All authority herein conferred or agreed to be conferred shall survive the death, incapacity, liquidation, dissolution, winding up or any other event relating to the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as otherwise stated in the Prospectus, this tender for exchange of Series A Notes is irrevocable.

SIGN HERE

X	Date:
Signature of Owner

MUST BE SIGNED BY THE REGISTERED HOLDER(S) OF SERIES A NOTES EXACTLY AS NAME(S) APPEAR(S) ON A SECURITY POSITION LISTING. IF SIGNATURE IS BY TRUSTEES, EXECUTORS, ADMINISTRATORS, GUARDIANS, ATTORNEYS-IN-FACT, OFFICERS OF CORPORATIONS OR OTHERS ACTING IN A FIDUCIARY OR REPRESENTATIVE CAPACITY, PLEASE PROVIDE THE FOLLOWING INFORMATION. (SEE INSTRUCTION 6.)

Names(s)

Capacity (Full Title)

Address (including zip code)

Area Code and Telephone Number

Tax Identification Number

GUARANTEE OF SIGNATURE(S)
(SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 1)

X	Date:
Authorized Signature

Name and Title

INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1.            Guarantee of Signatures.

Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by an institution which is a member of the New York Stock Exchange Medallion Signature Program or an “eligible guarantor institution” within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (an “Eligible Institution”). Signatures on this Letter of Transmittal need not be guaranteed if such Series A Notes are tendered for the account of an Eligible Institution. IN ALL OTHER CASES, ALL SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION.

2.             Delivery of this Letter of Transmittal and Series A Notes.

This Letter of Transmittal is to be completed by holders of Series A Notes if tenders are to be made pursuant to the procedures for tender by book-entry transfer. All deliveries of Series A Notes must be made to the account of the Exchange Agent maintained at the Depositary. A confirmation of a book-entry transfer (a “Book-Entry Confirmation”), as well as any other documents required by this Letter of Transmittal, must be received by the Exchange Agent prior to the Expiration Date.

THE METHOD OF DELIVERY OF SERIES A NOTES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING HOLDER OF SERIES A NOTES. EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT.   BY USING THE ATOP PROCEDURES TO TENDER SERIES A NOTES, YOU WILL NOT BE REQUIRED TO DELIVER THIS LETTER OF TRANSMITTAL TO THE EXCHANGE AGENT.  HOWEVER, YOU WILL BE BOUND BY ITS TERMS, AND YOU WILL BE DEEMED TO HAVE MADE THE ACKNOWLEDGEMENTS AND THE REPRESENTATIONS AND WARRANTIES IT CONTAINS, JUST AS IF YOU HAD SIGNED IT.

No alternative, conditional or contingent tenders will be accepted. All tendering holders of Series A Notes, by execution of this Letter of Transmittal (or facsimile hereof, if applicable), waive any right to receive notice of the acceptance of their Series A Notes for exchange.

3.            Inadequate Space.

If the space provided in the box entitled “Description of Series A Notes” above is inadequate, the principal amounts of the Series A Notes being tendered should be listed on a separate signed schedule affixed hereto.

4.            Withdrawals.

A tender of Series A Notes may be withdrawn at any time prior to the Expiration Date by delivery of an ATOP electronic transmission notice of withdrawal and the Exchange Agent must receive the electronic notice of withdrawal from the Depositary prior to the Expiration Date. Withdrawals of tenders of Series A Notes may not be rescinded, and any Series A Notes withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer, and no Series B Notes will be issued with respect thereto unless the Series A Notes so withdrawn are validly retendered. Properly withdrawn Series A Notes may be retendered by following one of the procedures described in the section of the Prospectus entitled “Exchange Offer—Procedures for Tendering” at any time prior to the Expiration Date.

5.            Partial Tenders.

Tenders of Series A Notes will be accepted only in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. If a tender for exchange is to be made with respect to less than the entire principal amount of any Series A Notes, fill in the principal amount of Series A Notes which are tendered for exchange in column (3) of the box entitled “Description of Series A Notes.” In case of a partial tender for exchange, the untendered principal amount of the Series A Notes will be credited to Depositary account of the tendering holder, unless otherwise indicated in the appropriate box on this Letter of Transmittal, as promptly as practicable after the expiration or termination of the Exchange Offer.

6.            Signatures on this Letter of Transmittal and Powers of Attorney.

The signature(s) of the holder of Series A Notes on this Letter of Transmittal must correspond with the name of such holder as it appears on a security position listing maintained by the Depositary, without any change whatsoever.

When this Letter of Transmittal is signed by the holder of the Series A Notes listed and transmitted hereby, no separate powers of attorney are required. If, however, Series A Notes not tendered or not accepted are to be issued or returned to a person other than the holder of Series A Notes, then the Series A Notes transmitted hereby must be accompanied by appropriate powers of attorney in a form satisfactory to the Company, in either case signed exactly as the name(s) of the holder of Series A Notes appear(s) on a security position listing maintained by the Depositary. Signatures on such powers of attorney must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

If this Letter of Transmittal or powers of attorney are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of their authority so to act must be submitted.

7.             Transfer Taxes.

Except as set forth in this Instruction 7, the Company will pay all transfer taxes, if any, applicable to the transfer and exchange of Series A Notes pursuant to the Exchange Offer. If issuance of Series B Notes is to be made to, or Series A Notes not tendered for exchange are to be issued or returned to, any person other than the tendering holder, or if a transfer tax is imposed for any reason other than the exchange of Series A Notes pursuant to the Exchange Offer, and satisfactory evidence of payment of such taxes or exemptions there from is not submitted with this Letter of Transmittal, the amount of any transfer taxes payable on account of any such transfer will be imposed on and payable by the tendering holder of Series A Notes prior to the issuance of the Series B Notes.

8.             Irregularities.

All questions as to the form of documents and the validity, eligibility (including time of receipt), acceptance and withdrawal of Series A Notes will be determined by the Company, in its sole discretion, whose determination shall be final and binding. The Company reserves the absolute right to reject any or all tenders for exchange of any particular Series A Notes that are not in proper form, or the acceptance of which would, in the opinion of the Company (or its counsel), be unlawful. The Company reserves the absolute right to waive any defect, irregularity or condition of tender for exchange with regard to any particular Series A Notes. The Company's interpretation of the terms of, and conditions to, the Exchange Offer (including the instructions herein) will be final and binding. Unless waived, any defects or irregularities in connection with the Exchange Offer must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notice of any defects or irregularities in Series A Notes tendered for exchange, nor shall any of them incur any liability for failure to give such notice. A tender of Series A Notes will not be deemed to have been made until all defects and irregularities with respect to such tender have been cured or waived. Any Series A Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

9.            Waiver of Conditions.

The Company reserves the absolute right to waive, amend or modify any of the specified conditions described under “Exchange Offer—Conditions to the Exchange Offer” in the Prospectus.

10.          Requests for Information or Additional Copies.

Requests for information about the procedure for tendering or for withdrawing tenders, or for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address or telephone number set forth on the cover of this Letter of Transmittal. All other questions about this Exchange Offer should be addressed to Executive Vice President, Treasurer and Secretary at the Company (telephone number—212-763-5632).

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE THEREOF, IF APPLICABLE) OR AN AGENT'S MESSAGE TO THE DEPOSITARY TOGETHER WITH CONFIRMATION OF BOOK-ENTRY, AND ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

Name (as shown on your income tax return)

Business Name, if different from above

Check appropriate box: ☐ Individual/Sole proprietor ☐ Corporation ☐ Partnership ☐ Limited Liability Company. Enter the tax classification (D = Disregarded entity, C = Corporation, P = Partnership). __________ ☐ Other ____________

Address

City, State, and ZIP Code

SUBSTITUTE Form W-9
PART 1—Taxpayer Identification Number (TIN)—Please provide your TIN in the box at right and certify by signing and dating below.  The TIN provided must match the name given to avoid backup withholding.  For individuals, this is your Social Security Number (SSN).  For entities, it is your employer ID number (EIN).

Social Security Number OR
Employer Identification Number

Payer's Request for Taxpayer Identification Number (“TIN”) and Certification	PART 2—If you are exempt from backup withholding, please check the box at right.	☐ Exempt Payee

____________________ Name (as shown on your income tax return) ____________________ Business name, if different from above.
PART 3—Certification—Under penalties of perjury, I certify that:

(1)    The number shown on this form is my correct taxpayer identification number

(2)    I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3)    I am a U.S. citizen or other U.S. person (see the “General Instructions for Completing Substitute Form W-9” below).

Check appropriate box:

☐ individual/sole proprietor

☐ corporation

☐ partnership

☐ limited liability company  Enter the tax classification (D = disregarded entity, C = corporation, P = partnership)____

☐ Other

Certification Instructions.—You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item 2.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

SIGNATURE	DATE

NOTE:
FAILURE TO COMPLETE THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING AT THE APPLICABLE RATE ON ANY PAYMENTS MADE TO YOU PURSUANT TO THE SERIES B NOTES. IN ADDITION, FAILURE TO PROVIDE SUCH INFORMATION MAY RESULT IN A PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF YOUR TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

IRS Circular 230 Notice: To ensure compliance with Internal Revenue Service Circular 230, you are hereby notified that: (a) any discussion of U.S. federal tax issues contained or referred to in this communication or any document referred to herein is not intended or written to be used, and cannot be used by you for the purpose of avoiding penalties that may be imposed on you under the Internal Revenue Code; (b) such discussion is written for use in connection with the promotion or marketing of the transactions or matters addressed herein; and (c) you should seek advice based on your particular circumstances from an independent tax advisor.

GENERAL INSTRUCTIONS FOR COMPLETING SUBSTITUTE FORM W-9

All “section” references are to the Internal Revenue Code of 1986, as amended. “IRS” is the Internal Revenue Service.

Purpose of Form

United States federal income tax law generally requires that a U.S. person who receives a reportable payment provide the payer with its correct Taxpayer Identification Number (TIN), which, in the case of a holder who is an individual, is generally the individual's social security number. If the payer is not provided with the correct TIN or an adequate basis for an exemption, such holder may be subject to penalties imposed by the Internal Revenue Service and backup withholding in an amount equal to 28% of the gross proceeds of any payment received hereunder. If backup withholding results in an overpayment of taxes, a refund may generally be obtained.

You should use Substitute Form W-9 only if you are a U.S. person (including a resident alien) to give your correct TIN to the person requesting it (the requester) and, when applicable, (1) to certify that the TIN you are giving is correct (or you are waiting for a number to be issued), (2) to certify that you are not subject to backup withholding, or (3) to claim exemption from backup withholding if you are a U.S. exempt payee. The TIN provided must match the name given on the Substitute Form W-9. If you are a nonresident alien or foreign entity not subject to backup withholding, you should not use Substitute Form W-9. Instead, you should provide the requester with an appropriate Form W-8. Forms W-8 and instructions for completing Forms W-8 can be obtained at www.irs.gov.

Definition of a U.S. Person

For federal tax purposes, you are considered a U.S. person if you are: (1) an individual who is a U.S. citizen or U.S. resident alien; (2) a partnership, corporation, company, or association created or organized in the United States or under the laws of the United States; (3) an estate (other than a foreign estate); or (4) a domestic trust (as defined in Treasury Regulations section 301.7701-7).

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia and U.S. possessions to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, or to federal and state agencies to enforce federal non-tax criminal laws and to intelligence agencies to combat terrorism.

You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividends, and certain other payments to a payee who does not give a TIN to a payer. The penalties described below may also apply.

How to Get a TIN

If you do not have a TIN, apply for one immediately. To apply for an SSN, obtain Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form on-line at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting www.irs.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

i

Guidelines for Determining the Proper Identification Number to Give the Requester

Social Security Numbers (“SSNs”) have nine digits separated by two hyphens: i.e., 000-00-0000. Employer Identification Numbers (“EINs”) have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the requester.

For this type of account:		GIVE THE NAME AND SOCIAL SECURITY NUMBER OR EMPLOYER IDENTIFICATION NUMBER OF—

1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee(1)
	b. So-called trust account that is not a legal or valid trust under State law	The actual owner(1)

For this type of account:		GIVE THE NAME AND EMPLOYER IDENTIFICATION NUMBER OF—

5.	Sole proprietorship or single-owner LLC	The owner(3)
6.	A valid trust, estate, or pension trust	Legal entity(4)
7.	Corporation or LLC electing corporate status on Form 8832	The corporation
8.	Association, club, religious, charitable, educational or other tax-exempt organization	The organization
9.	Partnership or multi-member LLC	The partnership or LLC
10.	A broker or registered nominee	The broker or nominee

(1)	List first and circle the name of the person whose SSN you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

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(2)	Circle the minor's name and furnish the minor's SSN.

(3)
You must show your individual name and you may also enter your business or “doing business as” name. You may use either your SSN or EIN (if you have one). If you are a sole proprietor, the Internal Revenue Service encourages you to use your SSN.

(4)
List first and circle the name of the legal trust, estate or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title).

NOTE: If no name is circled when more than one name is listed, the number will be considered to be that of the first name.

CAUTION:    A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Payees Exempt from Backup Withholding

Individuals (including sole proprietors) are generally not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note: If you are exempt from backup withholding, you should still complete Substitute Form W-9 to avoid possible erroneous backup withholding. If you are exempt, enter your correct TIN in Part 1, check the “Exempt” box in Part 2, and sign and date the form. If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

The following is a list of payees that may be exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except for those listed in item (9). For broker transactions, payees listed in (1) through (13) and any person registered under the Investment Advisers Act of 1940 who regularly acts as a broker are exempt. Payments over $600 required to be reported and direct sales over $5,000 are generally exempt from backup withholding only if made to payees described in items (1) through (7). However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are not exempt from backup withholding: (i) medical and health care payments, (ii) attorneys' fees, and (iii) payments for services paid by a federal executive agency. Only payees described in items (1) through (5) are exempt from backup withholding for barter exchange transactions and patronage dividends.

(1)   An organization exempt from tax under section 501(a), or an individual retirement plan (“IRA”), or a custodial account under section 403(b)(7), if the account satisfies the requirements of section 401(f)(2).

(2)   The United States or any of its agencies or instrumentalities.

(3)   A state, the District of Columbia, a possession of the United States, or any of their subdivisions or instrumentalities.

(4)   A foreign government or any of its political subdivisions, agencies or instrumentalities.

(5)   An international organization or any of its agencies or instrumentalities.

(6)   A corporation.

(7)   A foreign central bank of issue.

(8)   A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

(9)   A futures commission merchant registered with the Commodity Futures Trading Commission.

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(10) A real estate investment trust.

(11) An entity registered at all times during the tax year under the Investment Company Act of 1940.

(12) A common trust fund operated by a bank under section 584(a).

(13) A financial institution.

(14) A middleman known in the investment community as a nominee or custodian.

(15) A trust exempt from tax under Section 664 or described in Section 4947.

Exempt payees described above should file the Substitute Form W-9 to avoid possible erroneous backup withholding. If you are an exempt payee, you should furnish your taxpayer identification number, check the “exempt” box in part 2 on the face of the form in the space provided, sign and date the form and return it to the requester.

Penalties

Failure to Furnish TIN.    If you fail to furnish your correct TIN to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil Penalty for False Information with Respect to Withholding.    If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal Penalty for Falsifying Information.    Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs.    If the payer discloses or uses TINs in violation of federal law, the payer may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX ADVISOR OR THE INTERNAL REVENUE SERVICE.

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